Confidential Materials omitted and filed separately
             with the Securities and Exchange Commission. Asterisks
                                denote omissions.

                            AERIAL LICENSE AGREEMENT


                             DATED OCTOBER 28, 1996

                                     BETWEEN

                   NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY
                                   d/b/a NYNEX

                                                                      (LICENSOR)

                                       AND

                     WESTERN MASSACHUSETTS ELECTRIC COMPANY

                                                                      (LICENSOR)

                                       AND

                                    NECOM LLC

                                                                      (LICENSEE)

                                    CONTENTS

ARTICLE           TITLE                                                                                        PAGE

ARTICLE I         DEFINITIONS.....................................................................................1

ARTICLE II        SCOPE OF AGREEMENT..............................................................................3

ARTICLE III       FEES AND CHARGES................................................................................4

ARTICLE IV        ADVANCE PAYMENT.................................................................................4

ARTICLE V         SPECIFICATIONS..................................................................................5

ARTICLE VI        LEGAL REQUIREMENTS..............................................................................6

ARTICLE VII       ISSUANCE OF LICENSES............................................................................7

ARTICLE VIII      POLE MAKE-READY WORK............................................................................7

ARTICLE IX        CONSTRUCTION, MAINTENANCE AND REMOVAL OF
                  ATTACHMENTS.....................................................................................9

ARTICLE X         TERMINATION OF LICENS...........................................................................9

ARTICLE XI        INSPECTIONS OF LICENSEE'S ATTACHMENTS..........................................................10

ARTICLE XII       UNAUTHORIZED ATTACHMENTS.......................................................................10

ARTICLE XIII      LIABILITY AND DAMAGES..........................................................................11

ARTICLE XIV       INSURANCE......................................................................................12

ARTICLE XV        AUTHORIZATION NOT EXCLUSIVE....................................................................13

ARTICLE XVI       ASSIGNMENT OF RIGHTS...........................................................................13

ARTICLE XVII      FAILURE TO ENFORCE.............................................................................14

ARTICLE XVIII     TERMINATION OF AGREEMENT.......................................................................14

ARTICLE XIX       TERM OF AGREEMENT..............................................................................15

ARTICLE XX        NOTICES........................................................................................15


APPENDIXES

I                 Schedule of Fees and Charges

II                Multiple Pole Attachment License Applications

III               Administrative Forms and Notice

                                LICENSE AGREEMENT


         THIS AGREEMENT, made this 28th day of October, 1996 by and between Western Massachusetts Electric Company a corporation organized and existing under the laws of the Commonwealth of Massachusetts, having its principal office in Town of West Springfield, Massachusetts, and New England Telephone and Telegraph Company d/b/a NYNEX, a corporation organized and existing under the laws of the State of New York, having its principal office in the City of Boston, Massachusetts (either or both hereinafter referred to as the "Licensor") and NECOM LLC, a Massachusetts LLC, a subsidiary company of FiveCom, Inc., organized and existing under the laws of the Commonwealth of Massachusetts, having a place of business in Waltham, Massachusetts, hereinafter called the Licensee.


                               W I T N E S S E T H


         WHEREAS, Licensee proposes to furnish communications services in Springfield in the Commonwealth of Massachusetts; and

         WHEREAS, Licensee will need to place and maintain attachments within the area described above and desires to place such attachments on poles of Licensor; which poles are either jointly or solely owned by the Licensors; and

         WHEREAS, Licensor is willing to permit, to the extent they may lawfully do so, the placement of said attachments on Licensor's facilities where reasonably available and where such use will not interfere with Licensor's service requirements or the use of its facilities by others subject to the terms of this agreement;

         NOW THEREFORE, in consideration of the mutual covenants, terms and conditions herein contained, the parties do hereby mutually covenant and agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                            As Used in This Agreement


A)       Anchor Rod

         A metal rod connected to an anchor and to which a guy strand is attached. Also known as a "guy rod".

B)       Attachment

         Any single strand, hardware, cable, wires and/or apparatus attached to a pole and owned by the Licensee.

C)       Guy Strand

         A metal cable of high tensile strength which is attached to a pole and anchor rod (or another pole) for the purpose of reducing pole stress.

D)       Joint Owner

         A person, firm or corporation having an ownership interest in a pole and/or anchor rod with Licensor.

E)       Make-Ready Work

         The work required (rearrangement and/or transfer of existing facilities on a pole, replacement of pole or any other changes) to accommodate the Licensee's attachments on Licensor's pole.

F)       Field Survey Work or Survey Work

         A survey of the poles on which Licensee wishes to attach in order to determine what work, if any, is required to make the pole ready to accommodate the required attachment, and to provide the basis for estimating the cost of this work.

G)       Other Licensee

         Any entity, other than Licensee herein or a joint user, to whom Licensor has or hereafter shall extend the privilege of attaching communications facilities to Licensor's poles.

H)       Joint User

         A party with whom Licensor has entered into, or may hereafter enter into, a written agreement covering the rights and obligations of the parties thereto with respect to the use of poles and anchor rods owned by each party.

I)       Suspension Strand

         A metal cable of high tensile strength attached to pole and used to support communications facilities. Also known as "Messenger Cable".

J)       Identification Tags

         Identification tags are used to identify Licensee's plant. Identification tags shall be made of polyethylene and polyvinyl chloride with ultraviolet inhibitors. The two types of Identification tags are cable and apparatus tags as described in Appendix III, Form G.

K)       Overlash

         Any single strand, hardware, cable, wires and/or apparatus owned by Licensee which is attached to any strand, hardware, cable, wires and/or apparatus which is owned by either the individual licensee or another licensee.

                                   ARTICLE II

                               SCOPE OF AGREEMENT

A) Subject to the provisions of this Agreement, Licensor agrees to issue to Licensee for any lawful communications purpose, revocable, non-exclusive licenses authorizing the attachment of Licensee's attachments to Licensor's poles within the Town of Springfield, Massachusetts, specifically as detailed on Attachment #1, hereto attached and made a part hereof.

B) No use, however extended, of Licensor's poles or payment of any fees or charges required under this Agreement shall create or vest in Licensee any ownership or property rights in such poles. Licensee's rights herein shall be and remain a license. Neither this Agreement nor any license granted hereunder shall constitute an assignment of any of Licensor's rights to use the public or private property at the location of Licensor's poles.

C) Nothing contained in this Agreement shall be construed to compel Licensor to construct, retain, extend, place or maintain any pole, or other facilities not needed for Licensor's own service requirements.

D) Nothing contained in this Agreement shall be construed as a limitation, restriction, or prohibition against Licensor with respect to any agreement(s) and arrangement(s) which Licensor has heretofore entered into, or may in the future enter into with others not parties to this Agreement regarding the poles covered by this Agreement. The rights of Licensee shall at all times be subject to any such existing agreement(s) or arrangement(s) between Licensor and any joint owner(s) or joint user(s) of Licensor's poles.

               Confidential Materials omitted and filed separately
             with the Securities and Exchange Commission. Asterisks
                                denote omissions.

                                   ARTICLE III

                                FEES AND CHARGES

A) Licensee agrees to pay to Licensor the fees and charges as specified in and in accordance with the terms and conditions of APPENDIX I, attached hereto and made a part hereof.

B) Nonpayment of any amount due under this Agreement shall constitute a default of this Agreement.

C) Licensee shall furnish bond or other satisfactory evidence of financial security in such form (Appendix III Form F hereto attached) and amount as Licensor from time to time may require, in an initial amount of [**], but not exceeding [**], to guarantee the payment of any sums which may become due to Licensor for fees due hereunder or charges for work performed for the benefit of Licensee under this Agreement, including the removal of Licensee's attachments upon termination of this Agreement or upon termination of any License issued hereunder. The financial security requirement may be waived in writing by Licensor or either of them and reinstated if waived.

D) The Licensor may change the amount of fees and charges specified in Appendix I by giving the Licensee not less than sixty (60) days' written notice prior to the date the change is to become effective. Notwithstanding any other provision of this Agreement, Licensee may terminate this Agreement at the end of such sixty-day notice period if the change in fees and charges is not acceptable to Licensee; provided Licensee gives Licensor written notice of its election to terminate this Agreement at least thirty (30) days prior to the end of such sixty-day period.

E) Changes or amendments to APPENDIX I shall be effected by the separate execution of APPENDIX I as so modified. The separately executed APPENDIX I shall become a part of and be governed by the terms and conditions of this Agreement. Such changes or amendments shall become effective within sixty (60) days and shall be presumed acceptable unless within that period Licensee advises Licensor in writing that the changes and amendments are unacceptable and, in addition, within thirty
         (30) days thereafter submits the issue to the regulatory body asserting jurisdiction over this agreement for decision.

               Confidential Materials omitted and filed separately
             with the Securities and Exchange Commission. Asterisks
                                denote omissions.
u
                                   ARTICLE IV

                                 ADVANCE PAYMENT

A)       Licensee shall make an advance payment to the Licensor prior to:

         1.       any undertaking by Licensor of the required field survey [See
                  Article VIII par. (A)] in an amount specified by Licensor sufficient to cover the estimated cost to be incurred by Licensor to complete such survey.

         2. any performance by Licensor of any make-ready work required in an amount specified by Licensor sufficient to cover the estimated cost to be incurred by Licensor to complete the required make-ready work.

B) The amount of the advance payment required will be credited against the full cost to Licensor for performing such work or having such work performed by others plus, unless waived by Licensor or either of them, an amount equal to [**] of Licensor's full cost.

C) Where the advance payment made by Licensee to Licensor for field survey or make-ready work is less than the full cost to Licensor for such work, Licensee agrees to pay Licensor all sums due in excess of the amount of the advance payment

D) Where the advance payment made by Licensee to Licensor for field survey or make-ready work exceeds the full cost to Licensor for such work, Licensor shall refund the difference to Licensee.

                                    ARTICLE V

                                 SPECIFICATIONS

A) Licensee's attachments shall be placed and maintained in accordance with the requirements and specifications of the latest editions of the Manual of Construction Procedures (Blue Book), Electric Company Standards, the National Electrical Code (NEC), the National Electrical Safety Code (NESC) and rules and regulations of the Occupational Safety and Health Act (OSHA) or any governing authority having jurisdiction over the subject matter. Where a difference in specifications may exist, the more stringent shall apply.

B) If any part of Licensee's attachments is not so placed and maintained, Licensor may upon ten (10) days written notice to Licensee and in addition to any other remedies Licensor may have hereunder, remove Licensee's attachments from any or all of the Licensor's poles or perform such other work and take such other action in connection with said attachments that Licensor deems necessary or advisable to provide for the safety of Licensor's employees or performance of Licensor's service obligations at the cost and expense to Licensee and without any liability therefor; provided, however, that when in the sole judgment of Licensor such a condition may endanger the safety of Licensor's employees or interfere with the performance of Licensor's service obligations, Licensor may take such action without prior notice to Licensee.

C) As described in Appendix III, Form G, Licensee shall place Identification cable tags on cables located on poles and Identification Apparatus tags on any associated items of Licensee's Plant, e.g., guys, anchors or terminals. The Telephone Company, in its sole determination, has the right to approve all identification tags that are different than those described in Appendix III, Section G.

                                   ARTICLE VI

                               LEGAL REQUIREMENTS

A) Licensee shall be responsible for obtaining from the appropriate public and/or private authority any required authorization to construct, operate and/or maintain its attachment on public and private property at the location of Licensor's poles which Licensee uses and shall submit to Licensor evidence of such authority before making attachments on such public and/or private property.

B)       The applicable provisions in the attachment entitled
         "Non-Discrimination Compliance Agreement" shall form a part of this agreement and any amendments thereto. (Attachment A)

C) The parties hereto shall at all times observe and comply with, and the provisions of the Agreement are subject to, all laws, ordinances, and regulations which in any manner affect the rights and obligations of the parties hereto under this Agreement, so long as such laws, ordinances or regulations remain in effect.

D) No license granted under this Agreement shall extend to any of Licensor's poles where the placement of Licensee's attachments would result in a forfeiture of the rights of Licensor or joint users to occupy the property on which such poles are located. If placement of Licensee's attachments would result in a forfeiture of the rights of Licensor or joint users, or both, to occupy such property, Licensee agrees to remove its attachments forthwith; and Licensee agrees to pay Licensor or joint users, or both, all losses, damages, and costs incurred as a result thereof.

                                   ARTICLE VII

                              ISSUANCE OF LICENSES

A) Before Licensee shall attach to any pole, Licensee shall make application for and have received a license therefor in the form of APPENDIX III, Forms A-l and A-2.

B) Licensee agrees to limit the filing of applications for pole attachment licenses to include not more than 200 poles on any one application and 2,000 poles on all applications which are pending approval by Licensor at any one time. Such limitations will apply to Licensor's poles located within a single plant construction district of Licensor. Licensee further agrees to designate a desired priority of completion of the field survey and make-ready work for each application relative to all other of its applications on file with Licensor at the same time.

                                  ARTICLE VIII

                              POLE MAKE-READY WORK

A) A field survey will be required for each pole for which attachment is requested to determine the adequacy of the pole to accommodate Licensee's attachments. The field survey will be performed jointly by representatives of Licensor, joint owner and/or joint user and Licensee.

B) Licensor reserves the right to refuse to grant a license for attachment to a pole when Licensor determines that the communications space on such pole is required for its exclusive use or that the pole may not reasonably be rearranged or replaced to accommodate Licensee's attachments.

C) In the event Licensor determines that a pole to which Licensee desires to make attachments is inadequate or otherwise needs rearrangement of the existing facilities thereon to accommodate the attachments of Licensee in accordance with the specifications set forth in Article V, Licensor will indicate on the Authorization for Pole Make-Ready Work (Appendix III, Form B2) the estimated cost of the required make-ready work and return it to Licensee.

D) Any required make-ready work will be performed following receipt by Licensor of completed Form B2. Licensee shall pay Licensor for all make-ready work completed in accordance with the provisions of APPENDIX I, and shall also reimburse the owner(s) of other facilities attached to said poles for any expense incurred by it or them in transferring or rearranging such facilities to accommodate Licensee's pole attachments. Licensee shall not be entitled to reimbursement of any amounts paid to Licensor for pole replacements or for rearrangement of attachments on Licensor's poles by reason of the use by the Licensor or other authorized user(s) of any additional space resulting from such replacement or rearrangement.

E) Should Licensor, or another party with whom it has a joint use agreement, for its own service requirements, need to attach additional facilities to any of Licensor's poles, to which Licensee is attached, Licensee will either rearrange its attachments on the pole or transfer them to a replacement pole as determined by Licensor so that the additional facilities of Licensor or joint user may be attached. The rearrangement or transfer of Licensee's attachments will be made at Licensee's sole expense. If Licensee does not rearrange or transfer its attachments within fifteen (15) days after receipt of written notice from Licensor requesting such rearrangement or transfer, Licensor or joint user may perform or have performed such rearrangement or transfer and Licensee agrees to pay the costs thereof.

F) Licensor may, when it deems an emergency to exist, rearrange, transfer or remove Licensee's attachments to Licensor's poles, at Licensee's expense, and without any liability on the part of the Licensor for damage or injury to Licensee's attachments.

G) License applications received by Licensor from two or more licensees for attachment accommodations on the same pole, prior to the commencement of any field survey or make-ready work required to accommodate any licensee, will be processed by Licensor in accordance with the procedures detailed in APPENDIX II attached hereto.

H) In performing all make-ready work to accommodate Licensee's attachments, Licensor will endeavor to include such work in its normal work load schedule.

I) Licensee may attach its guy strand to Licensor's existing anchor rod at no charge where Licensor determines that adequate capacity is available; provided that Licensee agrees to secure any necessary right-of-way therefore from the appropriate property owner. Should Licensor, or joint user, if any, for its own service requirements, need to increase its load on the anchor rod to which Licensee's guy is attached, Licensee will either rearrange its guy strand on the anchor rod or transfer it to a replacement anchor as determined by Licensor.

         The cost of such rearrangement and/or transfer, and the placement of a new or replacing anchor will be at the sole expense of Licensee, which Licensee agrees to pay. If Licensee does not rearrange or transfer its guy strand within fifteen (15) days after receipt of written notice from Licensor regarding such requirement, Licensor or joint user may perform, or have performed, the work involved and Licensee agrees to pay the full costs thereof.

                                   ARTICLE IX

              CONSTRUCTION, MAINTENANCE AND REMOVAL OF ATTACHMENTS

A) Licensee shall, at its own expense, construct and maintain its attachments on Licensor's poles in a safe condition and in a manner acceptable to Licensor, so as not to conflict with the use of the Licensor's poles by Licensor or by other authorized users of Licensor's poles, nor electrically interfere with Licensor's facilities attached thereon.

B) Licensor shall specify the point of attachment on each of Licensor's poles to be occupied by Licensee's attachments. Where multiple licensees' attachments are involved, Licensor will attempt to the extent practical, to designate the same relative position on each pole for each licensee's attachments.

C) Licensee shall obtain specific written authorization from Licensor before relocating materially altering or replacing its attachments or overlapping its own cable on Licensor's poles.

D) All tree trimming made necessary, in the opinion of the Licensors, by reason of the Licensee's proposed attachments at the time of attachment or thereafter, provided the owner(s) of such trees grants permission to the Licensee, shall be performed by contractors approved by Licensors, at the sole cost, expense and direction of the Licensee, except such trimming as may be required on Licensee's customers' premises, to clear Licensee's cable drops, which trimming shall be done by the Licensee at its expense.

E) Licensee, at its expense, will remove its attachments from any of Licensor's poles within fifteen (15) days after termination of the license covering such attachments.

         If Licensee fails to remove its attachments within such fifteen (15) day period, Licensor shall have the right to remove such attachments at Licensee's expense and without any liability on the part of the Licensor for damage or injury to Licensee's attachments.

                                    ARTICLE X

                             TERMINATION OF LICENSE

A) Any license issued under this Agreement shall automatically terminate when Licensee ceases to have authority to construct, operate and/or maintain its attachments on the public or private property at the location of the particular pole covered by the license.

B) Licensee may at any time remove its attachments from a pole after first giving Licensor written notice of such removal (APPENDIX III, Form D). Following such removal, no attachment shall again be made to such pole until Licensee shall have first complied with all of the provisions of this Agreement as though no such attachment had previously been made.

                                   ARTICLE XI

                      INSPECTIONS OF LICENSEE'S ATTACHMENTS

A) Licensor reserves the right to make periodic inspections of any part of Licensee's attachments, including guying, attached to Licensor's poles, and Licensee shall reimburse Licensor for the expense of such inspections.

B) The frequency and extent of such inspections by Licensor will depend upon Licensee's adherence to the requirements of Articles V and VII herein.

C) Licensor will give Licensee advance written notice of such inspections, except in those instances where, in the sole judgment of Licensor, safety considerations justify the need for such an inspection without the delay of waiting until a written notice has been forwarded to Licensee.

D) The making of periodic inspections or the failure to do so shall not operate to relieve Licensee of any responsibility, obligation or liability assumed under this Agreement.

E) Any charge imposed by Licensor for such inspections shall be in addition to any other sums due and payable by Licensee under this Agreement. No act or failure to act by Licensor with regard to said charge or any unlicensed use by Licensee shall be deemed as a ratification or the licensing of the unlicensed use; and if any license should subsequently be issued, said license shall not operate retroactively or constitute a waiver by Licensor of any of its rights or privileges under this Agreement or otherwise.

                                   ARTICLE XII

                            UNAUTHORIZED ATTACHMENTS

A) If any of Licensee's attachments shall be found attached to Licensor's poles for which no license is outstanding, Licensor, without prejudice to its other rights or remedies under this Agreement (including termination) or otherwise, may impose a charge and require Licensee to submit in writing, within fifteen (15) days after receipt of written notification from Licensor of the unauthorized attachment, a pole attachment application. If such application is not received by the Licensor within the specified time period, Licensee shall remove its unauthorized attachment within fifteen (15) days of the final date for submitting the required application, or Licensor may remove Licensee's facilities without liability, and the expense of such removal shall be borne by Licensee.

B) For the purpose of determining the applicable charge, absent satisfactory evidence to the contrary, the unauthorized pole attachment shall be deemed as having existed since the date of this agreement, and the fees and charges as specified in APPENDIX I, shall be applicable thereto and due and payable forthwith whether or not Licensee is permitted to continue the pole attachment.

                                  ARTICLE XIII

                              LIABILITY AND DAMAGES

A) Licensor reserves to itself, its successors and assigns, the right to locate and maintain its poles and to operate its facilities in conjunction therewith in such a manner as will best enable it to fulfill its own service requirements. Licensor shall not be liable to Licensee for any interruption of Licensee's service or for interference with the operation of Licensee's communications services arising in any manner, except from Licensor's sole negligence, out of the use of Licensor's poles.

B) Licensee shall exercise precaution to avoid damaging the facilities of Licensor and of others attached to Licensor's poles, and Licensee assumes all responsibility for any and all loss from such damage caused by Licensee's employees, agents or contractors. Licensee shall make an immediate report to Licensor and any other user of the occurrence of any such damage and agrees to reimburse the respective parties for all costs included in making repairs.

C) Except, as may be caused by the sole negligence of Licensor, or either of them, Licensee shall defend, indemnify and save harmless Licensor, or either of them, against and from any and all liabilities, claims, suits, fines, penalties, damages, losses, fees, costs and expenses arising from or in connection with this Agreement (including reasonable attorneys' fees) including, but not limited to, those which may be imposed upon, incurred by or asserted against Licensor, or either of them by reason of (a) any work or thing done upon the poles licensed hereunder or any part thereof performed by Licensee or any of its agents, contractors, servants, or employees; (b) any use, occupation, condition, operation of said poles or any part thereof by Licensee or any of its agents, contractors, servants, or employees; (c) any act or omission on the part of Licensee or any of its agents, contractors, servants, or employees, for which Licensor may be found liable; (d) any accident, injury (including death) or damage to any person or property occurring upon said poles or any part thereof arising out of any use thereof by Licensee or any of its agents, contractors, servants, or employees; (e) any failure on the part of Licensee to perform or comply with any of the covenants, agreements, terms or conditions contained in this Agreement, (f) payments made under any Workers' Compensation Law or under any plan for employees disability and death benefits arising out of any use of the poles by Licensee or any of its agents, contractors, servants, employees or by (g) the erection, maintenance, presence, use, occupancy or removal of Licensee's attachments by Licensee or any of its agents, contractors, servants or employees or by their proximity to the facilities of other parties attached to Licensor's poles.

D) Licensee shall indemnity, save harmless and defend Licensor from any and all claims and demands of whatever kind which arise directly or indirectly from the operation of Licensee's attachments, including taxes, special charges by others, claims and demands for damages or loss for infringement of copyright, for libel and slander, for unauthorized use of television broadcast programs, and for unauthorized use of other program material, and from and against all claims and demands for infringement of patents with respect to the manufacture, use and operation of Licensee's attachments in combination with Licensor's poles, or otherwise.

         The provisions of this Article shall survive the expiration or earlier termination of this Agreement or any license issued thereunder.

                                   ARTICLE XIV

                                    INSURANCE

A) Licensee shall carry insurance issued by an insurance carrier satisfactory to Licensor to protect the parties hereto from and against any and all claims, demands, actions, judgments, costs, expenses and liabilities of every kind and nature which may arise or result, directly or indirectly from or by reason of such loss, injury or damage as covered in Article XIII preceding.

               Confidential Materials omitted and filed separately
             with the Securities and Exchange Commission. Asterisks
                                denote omissions.

B)       The amounts of such insurance, without deductibles:

         1. against liability due to damage to property shall not be less than [**] as to any one occurrence and [**] aggregate, and

         2. against liability due to injury to or death of persons shall be not less than [**] as to any one person and [**] as to any one occurrence.

C) Licensee shall also carry such insurance as will protect it from all claims under any Workers' Compensation Law in effect that may be applicable to it.

D) All insurance must be effective before Licensor will authorize Licensee to make attachments to any pole and shall remain in force until such attachments have been removed from all such poles.

E) Licensee shall submit to Licensor certificates of insurance including renewal thereof, by each company insuring Licensee to the effect that it has insured Licensee for at liabilities of Licensee covered by this Agreement; and that such certificates will name the Licensor as an additional insured under the public liability policy and that it will not cancel or change any such policy of insurance issued to Licensee except after the giving of not less than 30 days' written notice to Licensor.

                                   ARTICLE XV

                           AUTHORIZATION NOT EXCLUSIVE

         Nothing herein contained shall be construed as a grant of any exclusive authorization, right or privilege to Licensee. Licensor shall have the right to grant, renew and extend rights and privileges to others not parties to this Agreement, by contract or otherwise, to use any pole covered by this Agreement.

                                   ARTICLE XVI

                              ASSIGNMENT OF RIGHTS

A) Licensee shall not assign or transfer this Agreement or any authorization granted hereunder, and this Agreement shall not inure to the benefit of Licensee's successors, without the prior written consent of Licensor.

B) In the event such consent or consents are granted by Licensor, then this Agreement shall extend to and bind the successors and assigns of the parties hereto.

C) Pole space licensed to Licensee hereunder is for Licensee's use only, and Licensee shall not lease, sublicense, share with, convey or resell to others any such space or rights granted hereunder.

                                  ARTICLE XVII

                               FAILURE TO ENFORCE

Failure of Licensor to enforce or insist upon compliance with any of the terms or conditions of this Agreement or to give notice or declare this Agreement or any authorization granted hereunder terminated shall not constitute a general waiver or relinquishment of any term or condition of this Agreement, but the same shall be and remain at all times in full force and effect.

                                  ARTICLE XVIII

                            TERMINATION OF AGREEMENT

A) If Licensee shall fail to comply with any of the terms or conditions of this Agreement or default in any of its obligations under this Agreement, or if Licensee's facilities are maintained or used in violation of any law and Licensee shall fail within thirty (30) days after written notice from Licensor to correct such default or noncompliance, Licensor may at its option forthwith terminate this Agreement and all authorizations granted hereunder, or the authorizations covering the poles as to which such default or noncompliance shall have occurred.

B) If an insurance carrier shall at any time notify Licensor that the policy or policies of insurance, required under ARTICLE XIV hereof, will be canceled or changed so that the requirements of ARTICLE XIV will no longer be satisfied, then this Agreement terminates unless prior to effective date thereof Licensee shall furnish to Licensor certificates of insurance including insurance coverage in accordance with the provisions of ARTICLE XIV hereof.

C) In the event of termination of this Agreement Licensee shall remove its attachments from Licensor's poles within six (6) months from date of termination; provided, however, that Licensee shall be liable for and pay all fees pursuant to the terms of this Agreement to Licensor until Licensee's attachments are removed from Licensor's poles.

D) If Licensee does not remove its attachments from Licensor's poles within the applicable time periods specified in this Agreement, Licensor shall have the right to remove them at the expense of Licensee and without any liability on the part of Licensor to Licensee therefor, and Licensee shall be liable for and pay all fees pursuant to the terms of this Agreement to Licensor until such attachments are removed.

                                   ARTICLE XIX

                                TERM OF AGREEMENT

A) This Agreement shall remain in effect for a term of one (1) year from the date hereof.

B) Termination of this Agreement or any licenses issued hereunder shall not affect Licensee's liabilities and obligations incurred hereunder prior to the effective date of such termination.

                                   ARTICLE XX

                                     NOTICES

All written notices required under this Agreement shall be given by posting the same in first class mail as follows:

To Licensee:               NECOM LLC
                           Attention:  Michael A. Musen
                           391 Totten Pond Road, Suite 401
                           Waltham, Massachusetts 02154

To Licensor:               For Licenses:
                           New England Telephone and Telegraph Company
                           d/b/a NYNEX
                           c/o Reimbursable Construction
                           (same as above)

To Licensor:               Western Massachusetts Electric Company
                           300 Cadwell Drive
                           Springfield, Massachusetts 01104

         This agreement cancels and supersedes any and all previous poles attachment agreements between the Licensors and Licensee insofar as the aforementioned municipalities are concerned except as to liabilities already accrued, if any.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement in triplicate on the day and year first above written.

                                   NECOM LLC


                                   By /s/ Michael A. Musen
                                          -------------------------------
                                   (Title) Manager
                                          -------------------------------
                                   Date of Execution:   8/29/96
                                                        -----------------

                                   NEW ENGLAND TELEPHONE AND
                                   TELEGRAPH COMPANY d/b/a NYNEX

                                   By/s/ R. Gomes
                                          -------------------------------
                                   (Title) General Manager
                                          -------------------------------
                                   Date of Execution: 10/28/96
                                                      -----------------

                                   WESTERN MASSACHUSETTS ELECTRIC
                                   COMPANY

                                   By/s/ J L Lanta
                                          -------------------------------
                                   (Title)  Regional Director of Custumer
                                          -------------------------------
                                            Service Operations
                                          -------------------------------
                                   Date of Execution:   10/23/96
                                                        -----------------

           Confiential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.



                                   APPENDIX I

                          SCHEDULE OF FEES AND CHARGES

                                Pole Attachments


A)       Attachment

         1.       General

                  (a) Attachment fees commence on the first day of the month following the date the license is issued.

                  (b) Fees shall be payable yearly in advance on the first day of January.

                  (c) For the purpose of computing the attachment fees due hereunder, the fee shall be based upon the number of poles for which licenses have been issued. The advance payment of the fee for licenses under this Agreement shall include a proration from the first day of the month following the date the license was issued.

         2.       Annual Attachment Fee

                  For each pole solely owned by the Licensor and on which space has been reserved or occupied by the Licensee pursuant to this Agreement payment shall be as follows:

                  MAY 1, 1995 AND PRIOR

                  [**] per attachment per solely owned Western Massachusetts Company pole

                  [**] per attachment per solely owned Telephone Company pole

                  [**] per attachment per pole on jointly owned or used Telephone Company and Western Massachusetts Company poles; [**] of which is to be paid to the Western Massachusetts Company and [**] to be paid to the Telephone Company

                                    App. I-1

                                                                      Appendix I

           Confiential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.



         MAY 1, 1995 - DECEMBER 31, 1995

                  [**] per attachment per solely owned Western Massachusetts Company pole

                  [**] per attachment per solely owned Telephone Company pole

                  [**] per attachment per pole on jointly owned or used Telephone Company and Western Massachusetts Company poles; [**] of which is to be paid to the Western Massachusetts Company and [**] to be paid to the Telephone Company

         JANUARY 1, 1996 - DECEMBER 31, 1996

                  [**] per attachment per solely owned Western Massachusetts Company pole

                  [**] per attachment per solely owned Telephone Company pole

                  [**] per attachment per pole on jointly owned or used Telephone Company and Western Massachusetts Company poles; [**] of which is to be paid to the Western Massachusetts Company and [**] to be paid to the Telephone Company

         JANUARY 1, 1997 - DECEMBER 31, 1997

                  [**] per attachment per solely owned Western Massachusetts Company pole

                  [**] per attachment per solely owned Telephone Company pole

                  [**] per attachment per pole on jointly owned or used Telephone Company and Western Massachusetts Company poles; [**] of which is to be paid to the Western Massachusetts Company and [**] to be paid to the Telephone Company


                                    App. I-2

                                                                      Appendix I

           Confiential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


         JANUARY 1, 1998 - DECEMBER 31, 1998

                  [**] per attachment per solely owned Western Massachusetts Company pole

                  [**]              per attachment per solely owned Telephone
                                    Company pole

                  [**] per attachment per pole on jointly owned or used Telephone Company and Western Massachusetts Company poles; [**] of which is to be paid to the Western Massachusetts Company and [**] to be paid to the Telephone Company

         JANUARY 1, 1999 - DECEMBER 31, 1999 AND THEREAFTER
                      (UNLESS NOTICE OF INCREASE IS ISSUED)

                  [**] per attachment per solely owned Western Massachusetts Company pole

                  [**]              per attachment per solely owned Telephone
                                    Company pole

                  [**] per attachment per pole on jointly owned or used Telephone Company and Western Massachusetts Company poles; [**] of which is to be paid to the Western Massachusetts Company and [**] to be paid to the Telephone Company

B)       Other Charges

                  Computation

                  All charges for field survey, inspections, removal of Licensee's facilities from Licensor's poles and any other work performed for Licensee shall be based upon the full cost and expense to Licensor of such work or for having such work performed by an authorized representative plus, unless waived by Licensor or either of them, an amount equal to [**] of Licensor's full cost.


                                    App. I-3

                                                                      Appendix I

C)       Cost of Pole Replacements, Rearrangements and Changes

         1. Whenever any pole is, or becomes, after initial Licensee's attachments, in the opinion of the Licensor, insufficient in height or strength for the Licensee's proposed attachments thereon in addition to the existing attachments of the Licensor and municipality the Licensor shall replace such pole with a new pole of the necessary height and class and shall make such other changes in the existing pole line in which such pole is included as the conditions may then require. The Licensee shall pay the Licensor for the expense thereof, including, but not limited, to the following:

                  (a) The net loss to the Licensor on the replaced pole based on its reproduction cost less depreciation plus cost of removal.

                  (b) Excess height or strength of the new pole over the existing pole necessary by reason of the Licensee's attachments.

                  (c) Transferring Licensor's attachments from the old to the new pole.

                  (d) Any other rearrangements and changes necessary by reason of the Licensee's proposed or existing attachments.

         2. In the event that the Licensors or either of them shall permit the Licensee to place its attachments in space reserved by either of them or for any municipality and the Licensors or either of them or any municipality shall deem it necessary to use such space, or the pole is to be replaced at any time because of obsolescence, public requirement or other reason, then the Licensors shall replace the pole with a suitable pole to provide the basic space reservation where necessary, and the Licensee shall be billed, as provided for in Section (C)1, a-d, inclusive, above.

D)       Payment Date

         Failure to pay all fees and charges within 30 days after presentment of the bill therefore or on the specified payment date, whichever is later, shall constitute a default of this Agreement.

         For bills rendered by Licensor, New England Telephone and Telegraph Company, the following shall be applicable:


                                    App. I-4

                                                                      Appendix I

         "Interest shall accrue and be payable to Licensor at the rate set by the Commissioner of Internal Revenue pursuant to Internal Revenue Code,
         Section 6621; Treasury Regulations Section 301.6621-1, from and after the payment date of any payment required by this License. The payment of any interest shall not cure or excuse any default by Licensee under this License."

                                    App. I-5

                                                                     Appendix II

                                   APPENDIX II

                  MULTIPLE POLE ATTACHMENT LICENSE APPLICATIONS


                                    App. II-1

                                                                     Appendix II


                            Procedure for Processing
                  Multiple Pole Attachment License Applications

The following procedure shall be adhered to in processing applications to attach to Licensor's poles by multiple licensees.

A)       DEFINITIONS

                  Simultaneous license applications

                  Properly completed pole license applications relative to the same pole which are received by the Licensor from multiple applicants on the same business day.

                  Non-Simultaneous license applications

                  Properly completed pole license applications relative to the same pole which are received by the Licensor from multiple applicants on different business days.

                  Initial applicant

                  The applicant filing the first properly completed license application (non-simultaneous) for attachment to a specific pole.

                  Additional applicant

                  Each applicant filing a properly completed license application (non-simultaneous) for attachment to a specific pole for which a prior license application has been received by the Licensor.

                  Make-Ready Work

                  The work required (including rearrangement and transfer of existing facilities on a pole, replacement of poles or any other changes) to accommodate the Licensee's attachments on Licensor's pole.


                                    App. II-2

                                                                     Appendix II

                  Option 1

                  An arrangement whereby Licensor will process the license application of initial applicant as if there is no other license application on file for the same pole.

                  Option 2

                  An arrangement whereby Licensor will process license applications of initial and additional applicant in accordance with the procedure applicable for simultaneous multiple license applications.

B)       MULTIPLE LICENSE APPLICATION PROCESSING

                  Both simultaneous and non-simultaneous multiple license applications for the same pole will be processed by the Licensor in accordance with the procedures set forth in the flow chart which comprises pages 5 to 7 inclusive, of this Appendix.

C)       OPTION ARRANGEMENTS

         1. Upon being offered Options 1 and 2, the initial applicant will be advised that he may make an immediate selection of the option he desires or he may delay his selection until the required make-ready survey work has been completed and the estimate of make-ready charges quoted by the Licensor. Where the initial applicant elects to delay his decision, he shall be required to indicate the option he desires within 15 days after the Licensor has quoted the estimate of the make-ready charges that will apply, otherwise, the Licensor will deem the initial applicant to have selected Option 1.

         2. The license application processing procedure to be adhered to in accordance with Option 2 will be subject to acceptance by all of the multiple applicants involved. The additional applicant(s) will have 15 days from the date he is advised by the Licensor that the initial applicant has selected Option 2 to accept or reject the conditions applicable under Option 2, otherwise, the Licensor will deem the additional applicant(s) to have rejected such conditions.

         3. All work in progress on the initial applicant's license application involving multiple pole attachments will be suspended by the Licensor from the time that the initial applicant is offered Options 1 and 2 until

                                    App. II-3

                                                                     Appendix II

                  he notifies the Licensor of the option he elects in accordance with C.1. above.

D)       MAKE-READY SURVEY REQUIREMENT

         1. Where required make-ready survey is to be completed on two bases, the multiple applicants shall be so advised before such survey is commenced.

         2. The make-ready survey required to develop the estimated charges applicable for Options 1 and 2 will include a determination of the work requirements necessary to:

                  (a) issue licenses simultaneously to the multiple applicants and,

                  (b) issue licenses to the initial applicant before commencing the required make-ready work necessary to accommodate the additional applicant(s).

         3. Licensor will consider any license application involving simultaneous multiple attachments as canceled upon the failure of an applicant to notify the Licensor in writing of his acceptance of the estimate of make-ready charges and accompany such acceptance with the advance payment within 15 days following his receipt of such estimate from the Licensor.

         4. Licensor or his authorized representative will perform the make-ready survey in all situations involving simultaneous license applications.

         5. Where an initial applicant has been authorized by Licensor to perform its own make-ready survey, and properly completed pole applications are received from an additional applicant(s), establishing a non-simultaneous license application situation, the conditions of Option 1 will automatically apply and the option arrangements, detailed in Section C of this Appendix, will not be applicable.

E)       MAKE-READY WORK SCHEDULE

         Any simultaneous multiple applicant who cannot agree with the alternative arrangement that provides for the Licensor to complete ALL make-ready work before simultaneously granting licenses to all multiple applicants will be deemed by the Licensor to have canceled his application.

                                    App. II-4

                                                                     Appendix II

F)       CHANGES IN APPENDIX

         This Appendix may be changed in whole or in part at any time during the term of this Agreement at the sole option of the Licensor upon the giving of not less than 30 days written notice thereof to the Licensee(s) and to substitute in place thereof such other provisions as the Licensor may deem necessary as relative to multiple attachments to poles of the Licensor.


                                    App. II-5

                            PROCEDURE FOR PROCESSING
                  MULTIPLE POLE ATTACHMENT LICENSE APPLICATIONS

1. WHERE NO-MAKE
   READY SURVEY
   EXPENSE HAS
   BEEN INCURRED
   BY LICENSOR
                         MAKE-READY SURVEY       MAKE-READY SURVEY     MAKE-READY WORK SCHEDULE       MAKE-READY COST ALLOCATIONS
                            REQUIREMENT           COST ALLOCATION

                                                                       MULTIPLE APPLICANTS MUST       TOTAL COST SHARED EQUALLY BY
                  TO BE DONE ON TWO                                    DEVELOP MUTUALLY               MULTIPLE APPLICANTS.
                  BASES TO DETERMINE                                   AGREEABLE:
                  ACCOMMODATION                                                                       -  IF ONLY ONE APPLICANT
                  REQUIREMENTS FOR:                                    1. order of pole                  AGREES TO ESTIMATED
                                                                          availability and               SHARED PORTION OF TOTAL
                                                                       2. overall completion             COST, THAT APPLICANT
                  1.   attachment by single                               schedule                       WILL BE QUOTED TPE COST
                       licensee                                                                          APPLICABLE TO ACCOMMODATE
A. SIMULTANEOUS                                  TOTAL COST TO BE      -  WHERE MULTIPLE                 A SINGLE LICENSEE (SEE 1.
   APPLICATIONS   2.   attachment by multiple    SHARED EQUALLY BY        APPLICANTS CANNOT AGREE        UNDER MAKE-READY SURVEY
                       licensees                 MULTIPLE APPLICANTS      WITHIN 15 DAYS FROM            REQUIREMENT)
                                                                          RECEIPT OF ESTIMATE FROM
                                                                          LICENSOR, LICENSOR WILL
                                                                          OFFER AS AN ALTERNATIVE,
                                                                          TO COMPLETE ALL MAKE-
                                                                                      ---
                                                                          READY WORK INVOLVED
                                                                          BEFORE SIMULTANEOUSLY
                                                                          GRANTING LICENSES TO
                                                                          MULTIPLE APPLICANTS.


                                    App. II-6



B.   NON-
     SIMULTANEOUS
     APPLICATIONS                                                          INITIAL APPLICANT             INITIAL APPLICANT
OPTIONS AVAILABLE
INITIAL APPLICANT                                                      LICENSOR WILL TREAT AS A       IS CHARGED THE COST
                                                                       NON-MULTIPLE APPLICANT         ATTRIBUTABLE TO THE WORK
     OPTION 1                                                                                         INVOLVED TO ACCOMMODATE
                                                                       - ANY CHANGE OF PRIORITY       ATTACHMENT BY ONE LICENSEE.
(LICENSOR WILL                                                           OF POLE AVAILABILITY OR
PROCESS AS IF NO                                                         OVERALL COMPLETION
MULTIPLE LICENSE                                                         SCHEDULE THAT IS DESIRED        ADDITIONAL APPLICANT
APPLICATION       TO BE DONE ON TWO                                      AFTER EITHER HAS BEEN
EXIST.)           BASIS TO DETERMINE                                     INITIALLY AGREED UPON        IS CHARGED THE COST
                    ACCOMMODATION                                        WITH THE LICENSOR IS         ATTRIBUTABLE  TO THE WORK
                    REQUIREMENTS FOR:                                    SUBJECT TO LICENSOR'S        INVOLVED TO ACCOMMODATE
                                                                         ABILITY TO ACCOMMODATE       ATTACHMENT BY AN ADDITIONAL
_________________   1.  attachment by            TOTAL COST TO           IN ITS ESTABLISHED WORK      LICENSEE ON A POLE ALREADY
   OPTION 2             single licensee          BE SHARED               SCHEDULE.                    ATTACHED BY INITIAL LICENSEE.
                                                 EQUALLY BY
(LICENSOR WILL      2.  attachment by            MULTIPLE              ADDITIONAL APPLICANT
PROCESS AS              multiple licensees        APPLICANTS
SIMULTANEOUS                                                           REQUIRED MAKE-READY WORK
LICENSE             (a) simultaneously                                 WILL NOT BE PERFORMED UNTIL
APPLICATIONS)       (b) non-simultaneously                             LICENSES HAVE BEEN GRANTED
                                                                       TO INITIAL APPLICANT UNLESS
                                                                       THE PERFORMANCE OF SUCH
                                                                       WORK WILL NOT DELAY THE
                                                                       COMPLETION OF THE
                                                                       MAKE-READY WORK REQUIRED TO
                                                                       ACCOMMODATE THE INITIAL
                                                                       APPLICANT.
                                                                       __________________________________________________________
                                                                              SAME AS I.A.                  SAME AS I.A.

                                    App. II-7


II. WHERE PARTIAL
    MAKE-READY
    SURVEY EXPENSE
    HAS BEEN
    INCURRED BY
    LICENSOR
                   MAKE-READY SURVEY              MAKE-READY SURVEY      MAKE-READY WORK SCHEDULE     MAKE-READY COST ALLOCATIONS
                     TO REQUIREMENT                 COST ALLOCATION
OPTIONS                                           INITIAL APPLICANT
AVAILABLE
TO INITIAL        BALANCE OF REQUIRED            WILL BE CHARGED THE
APPLICANT         SURVEY TO BE                   COST INCURRED FOR
                  COMPLETED ON TWO               THAT PORTION OF THE
                  OPTION 1                       SURVEY WHICH HAS
                  ACCOMMODATION                  BASES DETERMINE
(LICENSOR WILL    REQUIREMENTS FOR:              ALREADY BEEN
PROCESS AS IF NO                                 COMPLETED.
MULTIPLE LICENSE  1. attachment by single
APPLICATIONS         licensee                    ADDITIONAL APPLICANT
EXIST)
                  2. attachment by               WILL BE CHARGED THE
                     multiple licensees          COST INCURRED TO
                                                 RESURVEY THE                     SAME AS I.B.                 SAME AS I.B.
_________________ (a)  simultaneously            COMPLETED PORTION OF
                  (b)  non-simultaneously        THE SURVEY TO
                                                 DETERMINE THE        _____________________________________________________________
    OPTION 2      PORTION OF SURVEY              REQUIREMENTS TO
                  ALREADY COMPLETED              ACCOMMODATE
(LICENSOR WILL    FOR INITIAL APPLICANT          ATTACHMENT BY
PROCESS AS        WILL BE RESURVEYED TO          MULTIPLE LICENSEES.
"SIMULTANEOUS"    DETERMINE THE                                                   SAME AS I.A.                 SAME AS I.A.
LICENSE           REQUIREMENTS TO                TOTAL COST OF THE
APPLICATIONS).    ACCOMMODATE AN                 BALANCE OF THE
                  ADDITIONAL LICENSEE            REQUIRED SURVEY WILL
                                                 BE SHARED EQUALLY BY
                                                 THE MULTIPLE
                                                 APPLICANTS.

                                    App. II-8


II. WHERE MAKE-
    READY SURVEY
    IS COMPLETE
    BUT MAKE-READY
    WORK HAS NOT
    PHYSICALLY
    COMMENCED

                   MAKE-READY SURVEY              MAKE-READY SURVEY    MAKE-READY WORK SCHEDULE       MAKE-READY COST ALLOCATIONS
                      REQUIREMENT                  COST ALLOCATION
                                                  INITIAL APPLICANT

                                                 WILL BE CHARGED THE
OPTIONS           RESURVEY REQUIRED TO           COST OF THE SURVEY
AVAILABLE         DETERMINE                      WHICH HAS ALREADY
TO INITIAL        ACCOMMODATION                  BEEN COMPLETED.
APPLICANT         REQUIREMENTS FOR
                  ATTACHMENT BY                  ADDITIONAL APPLICANT             SAME AS I.B.                 SAME AS I.B.
    OPTION 1                                     --------------------
    --------      MULTIPLE LICENSEES:
                                                 WILL BE CHARGED THE
(LICENSOR WILL    1. SIMULTANEOUSLY              COST TO RESURVEY TO
PROCESS AS IF NO  2. NON-                        DETERMINE THE
MULTIPLE LICENSE     SIMULTANEOUSLY              REQUIREMENTS FOR
APPLICATIONS                                     ACCOMMODATING
EXIST)                                           MULTIPLE LICENSEES.
                                                                       _____________________________________________________________
_________________                                                                 SAME AS I.A.                 SAME AS I.A.
   OPTION 2
   --------

(LICENSOR WILL
PROCESS AS
"SIMULTANEOUS"
MULTIPLE LICENSE
APPLICATIONS)

                                    App. II-9

                                                                 REVISED 5-11-94

                                  APPENDIX III

                       Index of License Application Forms

Application and Pole Attachment License                   A-1

Pole Details                                              A-2

Authorization for Field Survey Work                       B-1

Authorization for Pole Make-Ready Work                    B-2

Itemized Pole Make-Ready Work and Charges                   C

Notification of Discontinuance of Use of Poles              D


                                   App. III-1

                     EXPLANATION OF THE USE OF APPENDIX III
                              ADMINISTRATIVE FORMS

1. At the time any Licensee anticipates a request for a new license, it should (pursuant to Article VII) submit to each Licensor: Form A-1 (Application and Pole Attachment License) and Form A-2 (Pole Details) - (pursuant to Article VIII) Form B-1 (Authorization for Field Survey
         Work), Form B-2 (Authorization for Pole Make-Ready Work) and Form C (Itemized Estimate of Pole Make-Ready Work and Charges, which will be completed by New England Telephone.

2. Each Licensor shall fill out Part I of Form B-1 (Authorization for Field Survey Work). If Licensee agrees to the field survey estimate, it will fill out, execute and return the form to the Licensor with the appropriate fee.

3. Each Licensor shall fill out Form B-2 (Authorization for Pole Make Ready Work) when appropriate. If Licensee agrees to the make ready changes, it will execute and return to the Licensor with the appropriate fee. (See Article VIII, par. D.)

4. Form C is used by New England Telephone to more fully explain the estimated charges. When requested by the Licensee, this breakdown of charges may be sent by New England Telephone.

5. After the completion of the Make Ready Work, the Licensor shall complete Form A-1 with a license number, date and signature. Licensee's receipt of this executed A-1 is its authorization to make the attachments described in the application.

6. Any time a Licensee discontinues the use of a pole or poles upon which it has a license, it shall submit Form D (Notification of Discontinuance of the Use of Poles) to each Licensor.

7. Form F (Bond) will be submitted by the Licensee to the appropriate Licensor from time to time as specified in Article III, par. C.

8. Form E (Certificate of Insurance) will be submitted by Licensee prior to the execution of the License Agreement.

                                   App. III-2

                                                                    Appendix III
                                                                        Form A-1
                                                                 Revised 5-11-94

                     APPLICATION AND POLE ATTACHMENT LICENSE

Licensee            NECOM LLC
Street Address_____________________________________
City and State    _________________________________
Date_______________________________________________

                  In accordance with the terms and conditions of the License Agreement between us, dated October 28, 1996, application is hereby made for a license to make _____________ attachments to JO poles, ______ attachments to FO poles, ____________ attachments to JU poles and _____________ Power Supply attachments located in the municipality of ________________, as indicated on Form A-2. This request will be designated Pole Attachment License Application Number ___________.


                      Licensee's Name (Print)___________________________________

-- W.Ma.Elec.Co. --   Signature       __________________________________________
Power Company
                      Title           __________________________________________

                      Tel. No.        __________________________________________

                      Fax No.         __________________________________________


*****************For license use, do not write below this line******************

                  Pole Attachment License Application Number ____ is hereby granted to make the attachments described in this application to ______ attachments to JO poles, _______ attachments to FO poles, _______ attachments to JU poles and _______________ Power Supply attachments located in the municipality of _____________________, as indicated on the attached Form A-2. This request will be designated Pole Attachment License Application Number
______________.


                      Licensee's Name (Print)___________________________________

                      Signature       __________________________________________

__________________    Title           __________________________________________
(AGREEMENT ID#)
                      Tel. No.        __________________________________________

                      Fax No.         __________________________________________



                                   App. III-3

                                                                    Appendix III
                                                                        Form A-1
                                                                 Revised 5-11-94

It is the Licensee's responsibility to submit an original copy of this application to New England Telephone and Telegraph Company d/b/a NYNEX and the appropriate Power Company.

Individual applications to be numbered in sequential ascending order by Licensee for each License Agreement. Licensor will process applications in sequential ascending order according to the application numbers assigned by the Licensee.


                                   App. III-4

                                                                    Appendix III
                                                                        Form B-1
                                                                 Revised 5-11-94


                                  POLE DETAILS

                                  License Application Number ____

Licensee      NECOM LLC
              --------------------------

----------------------------------------
Power Company Involved

----------------------------------------
Municipality where poles are located (Note: Provide separate applications for each municipality)


Pole No.          Location(1)       Attach.(2)      _________________________(3)
                                                    Tax      Lic.     Lic.
                                                    Dist.    No.      Date
                                                    -------- -------  --------


                                                    LICENSOR WILL PROVIDE AN
                                                    ITEMIZED ESTIMATE OF POLE
                                                    MAKE READY WORK REQUIRED AND
                                                    ASSOCIATED CHARGES (APPENDIX
                                                    III FORM C).

Licensee's Signature _____________________________________

Title                _____________________________________



--------

(1) Indicate location by providing name of street, highway, route, etc., e.g., South Street, north of (N/O) Jones Road. Private Property Poles should be identified as such e.g., P.P. (lead off pole 1234 South Street).

(2) A complete description of all facilities shall be given including quantities, sizes and types of all cables and equipment.

(3) Completed by Licensor.

    Note: Attach Additional sheets if necessary.

                                   App. III-5

                                                                    Appendix III
                                                                        Form B-1
                                                                 Revised 5-11-94

                       AUTHORIZATION FOR FIELD SURVEY WORK

Licensee      NECOM LLC
              ----------------


In accordance with Article IV, Paragraph (A)(1) of the License Agreement, following is a summary of the estimated charges which will apply to complete a field survey covering Pole Attachment License Application Number _____________.

                                            Hours       Rate/Hour       Total
Field Survey                                                           $
                                          ---------    ------------    ---------

Plus 10% Administrative Compensation                                   $
                                                                       ---------

TOTAL                                                                  $
                                                                       ---------



If you wish us to complete the required field survey, please sign this copy below and return with an advance payment in the amount of $________________. Please note, this quote is only valid for 30 days.

                      Licensee's Name (Print)___________________________________

                      Signature       __________________________________________

                      Title           __________________________________________

                      Date            __________________________________________

The required field survey covering License Application No. _______ is authorized and the costs therefore will be paid to Licensor in accordance with Appendix I to License Agreement.



                                   App. III-6

                                                                    Appendix III
                                                                        Form B-1
                                                                 Revised 5-11-94

My anticipated date of attachment is _______________________.

                      Licensee's Name (Print)___________________________________

                      Signature       __________________________________________

                      Title           __________________________________________

                      Date            __________________________________________




                                   App. III-7

                                                                    Appendix III
                                                                        Form B-2
                                                                 Revised 5-11-94

                     AUTHORIZATION FOR POLE MAKE READY WORK

Licensee      NECOM LLC
              ----------------------

Field survey work associated with your License Application No. __________ dated, ________________ 19__, for attachment to poles has been completed.

         Following is a summary of the make ready charges which will apply.

                                            Hours       Rate/Hour       Total
Field Survey                                                           $
                                          ---------    ------------    ---------

Plus 10% Administrative Compensation                                   $
                                                                       ---------

TOTAL                                                                  $
                                                                       ---------


Make-Ready Work                           Hours       Rate/Hour       Total

Labor                                                                  $
                                          ---------    ------------    ---------

Material                                                               $
                                                                       ---------

Sub Total                                                              $
                                                                       ---------

Plus 10% Administrative Compensation                                   $
                                                                       ---------

Total                                                                  $
                                                                       ---------


Attached is an itemized summary (Form C) of required make-ready work and associated charges. If you wish us to complete the required make-ready work, please sign this copy below and return with an advance payment in the amount of $-----------------.

                  Licensor's Name (Print)___________________________________

                  Signature       __________________________________________

                  Title           __________________________________________

                  Address         __________________________________________

                                  __________________________________________

                  Tel. No.        __________________________________________

                  Date            __________________________________________


The replacements and rearrangements included in License Application No. ________ are authorized and the costs therefore will be paid to Licensor in accordance with Appendix I to License Agreement.

Licensee's Name (Print)________________________
                                                 Tel. No. ______________________
Signature       _______________________________
                                                 Date     ______________________
Title           _______________________________


                                   App. III-8

                                                                    Appendix III
                                                                          Form C
                                                                  Revised 2/7/94


              ITEMIZED SUMMARY OF POLE MAKE READY WORK AND CHARGES

------------------------------------                                               Sheet _______ of ________
Licensee

------------------------------------                                               --------------------------------------
Polos Located in Municipality, State                                               Date Prepared
                                          -------------------------------------    KC#_____________________
------------------------------------          Exchange or Wire Center              Keep Cost Order Number
License Application Number


    POLE INFORMATION         MAKE READY WORK                        MATERIAL (5)                      LABOR (6)
                              REQUIREMENTS
---------------------      -------------------   ---------   ----------------------------    ------------------------------
Licensor                                         Performed   No. &     Unit
Pole No.     Location      Description of Work       by      Item      Cost         Total    Hours   Rate/Hour        Total
  (1)          (2)                (3)               (4)
----------------------------------------------------------------------------------------------------------------------------

--------

----------------------------------------------------------------------------------------------------------------------------

--------

----------------------------------------------------------------------------------------------------------------------------

--------

----------------------------------------------------------------------------------------------------------------------------

--------

----------------------------------------------------------------------------------------------------------------------------

--------

----------------------------------------------------------------------------------------------------------------------------

--------

----------------------------------------------------------------------------------------------------------------------------

--------

----------------------------------------------------------------------------------------------------------------------------

                                 (see next page)

                                   App. III-9

EXPLANATION OF COLUMNS FOR FORM C

  To be filled in by Licensee:

       (1) Designate pole number assigned by each utility company

           T -- Telephone           E -- Electric

       (2) Name of Street, Road, Highway, Route, etc.

  To be filled in by Licensor:

       (3) Work Operation Description, e.g.  Lwr 2 Ca 1'         Rse Rack 2'
                                             Lwr Top Ca 1'       Plc A&G
                                             Lwr Ca & Term 18"   Lwr Fire Alm 1'
                                             Rpl Pole            Rse Trnsf 1'

       (4) Indicate Company to perform work operation, e.g.

                     T--      Telephone        P-- Police
                     E --     Electric         M -- Municipality
                     C --     CATV             O -- Other License
                     F --     Fire
                     T/C -- Option-- Either Telephone or CATV

       (5) List Non-exempt Material Only

       (6) Indicate labor hours and costs required to perform work operations listed in (3).



                                   App. III-10

                                                                    Appendix III
                                                                          Form D
                                                                 Revised 5/11/94

                 NOTIFICATION OF DISCONTINUANCE OF USE OF POLES

Licensee         NECOM LLC
          -----------------------------------------

Street Address ____________________________________

City and State ____________________________________

Date ______________________________________________

         In accordance with the terms of License Agreement dated October 28, 1996, notice is hereby given that attachments to the following poles in the municipality of _________________ covered by permit number ____________________
were removed on , 19__.

Pole Number    Location                            Attachment
-----------    --------                            ----------

___________    _________________________________   ____________________________

___________    _________________________________   ____________________________

___________    _________________________________   ____________________________

___________    _________________________________   ____________________________

Total number of attachments to JO poles to be discontinued ____________________

Total number of attachments to FO poles to be discontinued ____________________

Total number of attachments to JU poles to be discontinued ____________________

Total number of Power Supplies to be discontinued          ____________________

Said permit is to be cancelled in its entirety/partially as above.

                                  (circle one)

Licensee _____________________________________ Print Name _________________

Signature ____________________________________ Tel. No.   _________________

Title   ______________________________________ Date       _________________

 ................................................................................

Use of poles has been discontinued as above.

____________________________________________________  __________________________
Licensor's Name (Print)                               Signature

____________________________________________________  __________________________
Title                                                 Date

____________________________________________________
Tel. No.

It is the Licensee's responsibility to submit an original copy of this form to New England Telephone and Telegraph Company d/b/a NYNEX, and the appropriate Power Company.


                                   App. III-11

                                                                    Appendix III
                                                                  Form E, 2180AL
                                                                      REV. 12-88


                                OMITTED 11/18/94



                                   App. III-12

                                                                    APPENDIX III
                                                                          Form F
                                                                    REVISED 6-88

                           (NAME OF INSURANCE COMPANY)

                                      BOND

                                                 Bond No. ______________________
KNOW ALL MEN BY THESE PRESENTS, THAT ________________________________ a
corporation of the _________________________________________________, located at
_______________________________________________ (hereinafter called the
Principal), as the Principal and the
____________________________________________________, a corporation organized under the laws of ________________________________________ and authorized to do business in the State/Commonwealth of _____________________ and having its office at _____________________________________________ (hereinafter called the
Surety), as Surety, are held firmly bound unto the ____________________ ____________________________ Corporation, and NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY d/b/a NYNEX, New York corporation, hereinafter referred to as Obligee, in the full and just sum of ________________________ to the payment of which sum well and truly to be made, the Principal and Surety bind themselves, and each of their successors and assigns, jointly and severally, firmly by these presents.

WHEREAS, the Principal has entered into a written Agreement wherein the Obligees have granted permission to the Principal to make attachment of Cables together with the necessary Appurtenant Facilities including attachments for service wires leading from poles to Principal's customers, to certain poles of the Obligees, located in the City/Town of
____________________________________________.

WHEREAS, THE OBLIGEES are willing to permit such attachments to be made subject to the terms and conditions of the aforesaid Agreement and providing a bond is given by the Principal covering the true and faithful performance of said Agreement, which Agreement is or may be attached hereto for reference.

NOW THEREFORE, THE CONDITION OF THIS OBLIGATION IS SUCH, that if the Principal shall well and truly perform and carry out the covenants, terms and conditions of said agreement, then this obligation shall be void; otherwise it shall remain in full force and effect.

The surety may cancel and terminate this Bond by giving thirty (30) days written notice thereof by the Registered Mail to the Obligee, in which event the cancellation and termination shall be effected thirty (30) days after said obligees received such notice, but notwithstanding said cancellation or said expiration date, this bond shall remain in full force and effect as to attachments authorized under said agreement prior to the effective date of cancellation or expiration date until all of said attachments shall have been removed and as to any other obligations or responsibilities accrued prior to said cancellation date or said expiration date.


                                   App. III-13

                                                                    APPENDIX III
                                                                          Form F
                                                                    REVISED 6-88

SIGNED, SEALED AND DATED this ______________ day of ___________, 19 ___


                               (PRINCIPAL)

                               By ____________________________________________


ATTEST:                        (SURETY)


_____________________________  _______________________________________________



                                   App. III-14

                                                                    APPENDIX III
                                                                          Form G

                               IDENTIFICATION TAGS

1.       GENERAL

This Appendix provides a method for Licensee to follow in attaching identification tags to cables and other apparatus so that ownership of such cable and apparatus can be readily determined.

2.       DESCRIPTION OF TAGS


-                      -              +                         +

       CAUTION                                  CAUTION
    NON-NET CABLE                          NON-NET APPARATUS
   CUSTOMER OWNED                           CUSTOMER OWNED

-                      -              +                         +
------------------------              ---------------------------
         Figure I                               Figure II
Identification Cable Tags             Identification Apparatus Tags

The Identification Cable Tags, shown in Figure I are made of polyethylene and polyvinyl chloride and have ultraviolet inhibitors. The tags will be yellow with black lettering. The respective sizes are 1-3/4" x 4" and 1-1/4" x 3".

The cable tag will be used on cables, and will read as follows:
"CAUTION: NON-NET CABLE. CUSTOMER OWNED." There will be a section at the bottom of the tag to place the owner's name, using indelible ink.

The apparatus tags will be place on Licensee's Plant, other than cables, including, but not limited to, guys, terminals, and terminal closures. The Identification Apparatus tag will read as follows: "CAUTION: NON-NET APPARATUS. CUSTOMER OWNED." This tag will also have a place at the bottom on the tag to write the owner's name using indelible ink.

3.       PROCUREMENT OF TAGS

It is the responsibility of the Licensee to obtain, place and maintain Identification tags.

4.       INSTALLATION OF CABLE TAGS - AERIAL APPLICATION

The cable tag shall be placed on the bottom of the cable at the pole either under the suspension clamp or just between the suspension clamp and cable spacer. Such placement will make it visible from the ground that the cable is not owned by the

                                   App. III-15

                                                                    APPENDIX III
                                                                          Form G

Telephone Company. An E-Z twist cable tie shall be used to attach the cable tag. At anchor and guy locations, the apparatus tag shall be placed between the device used to secure the strand (i.e., strandvise, guy, grips or clamps) and the eye of the rod. If a guy shields is in place, the apparatus tag can be attached at the top of the guy shield on the strand.

At terminal locations, the Identification tag shall be placed around the neck of the terminal, on the stub, An E-Z twist tie shall be used to attach this tag.

An Identification tag shall be placed on each cable at each pole that is on a separate suspension strand, if the lead is ten poles or less. If the lead is more than ten poles, it is permissible to place a tag on every fourth pole.


                                   App. III-16

                                                                    Attachment A

                      NON-DISCRIMINATION SERVICE AGREEMENT

To the extent that this contract is subject to them, contractor shall comply with the applicable provisions of the following: Exec. Order No. 11246, Exec. Order No. 11625, Exec. Order No. 12138, Exec. Order No. 11701, Exec. Order 11758, Section 503 of the Rehabilitation Act of 1973 as amended by PL93-616, Vietnam Era Veteran's Readjustment Assistance Act of 1974 and the rules, regulations and relevant Orders of the Secretary of Labor pertaining to the Executive Orders and Statutes listed above.

Monetary amounts or contractual or purchasing relationships, together with the number of the contractors employees, determine which Executive Order provisions are applicable. For contracts valued at less than $2,500, none of the clauses shall be considered a part of this contract. However, for contracts of or which aggregate to 2,500 or more annually, the following table describes the clauses which are included in the contract.

1. Inclusion of the "Equal Employment Opportunity" clauses in all contracts and orders.

2. Certification of non-segregated facilities. 3. Certification that an Affirmative Action program has been developed and is being followed.

4. Certification that an annual Employers Information Report (EEO-1 Standard Form 100) is being filed.

5. Inclusion of the "Utilization of Minority And Women's Business Enterprises" clause in all contracts and orders.

6. Inclusion of the "Minority and Women's Business Contracting Program" clause in all contracts and orders.

7. Inclusion of the "Listing of Employment Openings" clause in all contracts and orders.

8. Inclusion of the "Employment of the Handicapped" clause in all contracts and orders.

       $2,500 to $5,000         $5,000 to $10,000        $10,000 to $50,000
              8                         8                 1, 2, 5, 6, 7, 8
     $50,000 to $500,000                                  $500,000 or more
   1, 2, 3*, 4*, 5, 6, 7, 8                           1, 2, 3*, 4*, 5, 6, 7, 8

*Applies only for businesses with 50 or more employees.

1.       Equal Employment Opportunity Provisions

         In accordance with Executive Order 11246, dated September 24, 1965 and
         Part 60-1 of Title 41 of the codes of Federal Regulations (Public Contracts and Property Management, Office of Federal Contract Compliance, Obligations of Contractors and Subcontractors), as may be amended from time to time, the parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of Government contracts and subcontracts.

2.       Certification of Non-segregated Facilities

         The contractor certifies that it does not and will not maintain any facilities it provides for its employees in a segregated manner, or permit its employees to perform their services at any location under its control, where segregated facilities are maintained; and that it will obtain a similar certification, prior to the award of any nonexempt subcontract.


                                   App. III-17

                                                                    Attachment A

3.       Certification of Affirmative Action Program

         The contractor affirms that it has developed and is maintaining an Affirmative Action Plan as required by Part 60-2 of Title 41 of the codes of Federal Regulation.

4.       Certification of Filing Employers Information Reports

         The contractor agrees to file annually on or before the 31st day of March complete and accurate reports on Standard Form 100 (EEO-1) or such forms as may be promulgated in its place.

5.       Utilization of Minority and Women's Business Enterprises

         (a) It is the policy of the Government that minority and women's business enterprises shall have the maximum practicable opportunity to participate in the performance of the contract.

         (b) The contractor agrees to use his best effort to carry out this policy in the award of his subcontracts to the fullest extent consistent with the efficient performance of this contract. As used in this contract the term "minority or women's business enterprise" means a business, at least 50 percent of which is owned, controlled and operated by minority group members or women, or in the case of publicly owned businesses, at least 51 percent of the stock which is owned by minorities or women.
                  For the purposes of this definition, minority group members are American: Blacks, Hispanics, Asians, Pacific Islanders, American Indians and Alaskan Natives. Contractors may rely on written representations by subcontractors regarding their status as minority or women's business enterprises in lieu of an independent investigation.

6.       Minority and Women's Business Enterprises
         Subcontracting Program

         (a) The contractor agrees to establish and conduct a program which will enable minority and women's business enterprises (as defined in paragraph 5) to be considered fairly as subcontractors and suppliers under the contract. In this connection, the Contractor shall:
                  (1) Designate a liaison officer who will administer the
                           contractor's minority and women's business enterprises programs.

                  (2) Provide adequate and timely consideration of the potentialities of known minority and women's business enterprises in all "make or buy" decisions.

                  (3)      Assure that known minority and women's
                           business enterprises will have an equitable opportunity to compete for subcontracts, particularly by arranging solicitations, time for preparation of bids, quantities, specifications, and delivery schedules so as to facilitate the participation of minority and women's business enterprises.

                  (4)      Maintain records showing (I) procedures
                           which have been adopted to comply with the policies set forth in this clause, including the establishment of a source list of minority and women's business enterprises, (II) awards to minority and women's business enterprises on the source list, and (III) specific efforts to identify and award contracts to minority and women's business enterprises.

                                   App. III-18

                                                                    Attachment A

                  (5) Include the Utilization Of Minority and Women's Business Enterprises clause in subcontracts which offer substantial minority and women's business enterprises subcontracting opportunities.

                  (6) Cooperate with the Government's's Contracting Officer in any studies and surveys of the Contractor's minority and women's business enterprises procedures and practices that the Contracting Officer may from time to time conduct.

                  (7) Submit periodic reports of subcontracting to known minority and women's business enterprises with respect to the records referred to in subparagraph (4) above, in such a form and manner and at such time
                           (not more often than quarterly) as the
                           Contracting Officer may prescribe.

         (b) The contractor further agrees to insert, in any subcontract hereunder which may exceed $500,000
                  (or in the case of WBE, $1,000,000 in the case of contracts for the construction of any public facility and which offer substantial subcontracting possibilities) provisions which shall conform substantially to the language of this agreement, including this paragraph (b).

7.       List of Employment Openings for Veterans

         In accordance with Exec. Order 11701, dated January 24, 1973, and Part 60-250 of Title 41 of the Code of Federal Regulations, as may be amended from time to time, the parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of Government contracts and subcontracts.

8.       Employment of the Handicapped

         In accordance with Exec. Order 11758, dated January 15, 1974, and Part 60-741 of Title 41 of the Code of Federal Regulations as may be amended from time to time, the parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of Government contracts and subcontracts.


                                   App. III-19

                                                                   Attachment #1
                                                                     Page 1 of 3

               Confidential Materials omitted and filed separately
             with the Securities and Exchange Commission. Asterisks
                                denote omissions.


                                    NECOM LLC

Attachments to approximately sixteen (16) poles from the Chicopee boundary to American International College, Springfield College, Western New England College, 400 Taylor Street, Marriott Hotel and 351 Bridge. Cable to service said locations only.



                                   App. III-20

                                                                   Attachment #1
                                                                     Page 2 of 3



                            Map of Network Backbone

                                   App. III-21

                                                                   Attachment #1
                                                                     Page 3 of 3




                   Fiber Optic Cable One-Line Routing Diagram




                                   App. III-22